Exhibit 21

Cellco Partnership Subsidiaries

as of December 31, 2009

Entity Name	Organization	Entity Type	Doing Business As
AirTouch Cellular	California	Corp	Verizon Wireless
Allied Information Services of the Philippines, Inc.	Philippines	Corp
Alltel Communications Finance, Inc.	Delaware	Corp
Alltel Communications Investments, Inc.	Delaware	Corp
Alltel Communications of Michigan RSA #4, Inc.	Louisiana	Corp	Verizon Wireless
Alltel Communications of Michigan RSAs, Inc.	Louisiana	Corp	Verizon Wireless
Alltel Communications of Mississippi RSA #2, Inc.	Mississippi	Corp
Alltel Communications of Mississippi RSA #6, Inc.	Mississippi	Corp
Alltel Communications of Mississippi RSA #7, Inc.	Mississippi	Corp
Alltel Communications of Nebraska, Inc.	Nebraska	Corp	Alltel
Alltel Communications of New Mexico, Inc.	Delaware	Corp
Alltel Communications of North Arkansas, Inc.	Louisiana	Corp
Alltel Communications of Ohio No. 2, Inc.	Delaware	Corp
Alltel Communications of Ohio No. 3, Inc.	Delaware	Corp	Verizon Wireless
Alltel Communications of Petersburg, Inc.	Virginia	Corp
Alltel Communications of Saginaw, Inc.	Louisiana	Corp
Alltel Communications of Southern Michigan, Inc.	Delaware	Corp
Alltel Communications of Texarkana, Inc.	Louisiana	Corp
Alltel Communications of Virginia, Inc.	Virginia	Corp	Verizon Wireless
Alltel Communications Southwest Holdings, Inc.	Delaware	Corp
Alltel Communications Wireless of Louisiana, Inc.	Louisiana	Corp
Alltel Communications Wireless, Inc.	Louisiana	Corp
Alltel Corporation	Delaware	Corp
Alltel Information (India) Private Limited	India	Corp
Alltel Information (Mauritius) Inc.	Mauritius	Corp
Alltel International Holding, Inc.	Delaware	Corp
Alltel Investments, Inc.	Nevada	Corp
Alltel Mauritius Holdings, Inc.	Mauritius	Corp
Alltel Wireless of Michigan RSA #1 and RSA #2, Inc.	Michigan	Corp	Verizon Wireless
Athens Cellular, Inc.	Delaware	Corp	Verizon Wireless
Bell Atlantic Cellular Consulting Group, Inc.	Delaware	Corp	Verizon Wireless
Bell Atlantic Mobile of Asheville, Inc.	North Carolina	Corp	Verizon Wireless
Bell Atlantic Mobile of Massachusetts Corporation, Ltd.	Bermuda	Corp	Verizon Wireless
Bell Atlantic Mobile Systems of Allentown, Inc.	Delaware	Corp	Verizon Wireless
Cellular Inc. Network Corporation	Colorado	Corp	Verizon Wireless
Cellular, Inc. Financial Corporation	Colorado	Corp	Verizon Wireless
Celutel, Inc.	Delaware	Corp
Central Florida Cellular Telephone Company, Inc.	Florida	Corp	Alltel, Verizon Wireless
Chequamegon Cellular, Inc.	Colorado	Corp	Verizon Wireless
CommNet Cellular Inc.	Colorado	Corp	Verizon Wireless
Control Communications Industries, Inc.	Delaware	Corp	Verizon Wireless
CP National Corporation	California	Corp
Dakota Systems, Inc.	South Dakota	Corp	Verizon Wireless
Dynalex, Inc.	California	Corp
East Iowa Cellular, Inc.	Iowa	Corp	Verizon Wireless
Eastern South Dakota Cellular, Inc.	South Dakota	Corp	Verizon Wireless
Eau Claire Cellular, Inc.	Colorado	Corp
Full Circle Insurance Limited	Bermuda	Corp
Gold Creek Cellular, Inc.	Colorado	Corp	Verizon Wireless
GTE Mobilnet of Florence, Alabama Incorporated	Delaware	Corp	Verizon Wireless
GTE Wireless of the Midwest Incorporated	Indiana	Corp	Verizon Wireless

Entity Name	Organization	Entity Type	Doing Business As
Jackson Cellular Telephone Co., Inc.	Delaware	Corp
Jefferson Cellular, Inc.	Colorado	Corp	Verizon Wireless
KDM Cell, Inc.	Wisconsin	Corp
KIN Network, Inc.	Kansas	Corp
Minford Cellular Telephone Company	Delaware	Corp
Missouri Valley Cellular, Inc.	South Dakota	Corp	Verizon Wireless
MVI Corp.	Oregon	Corp
North Central RSA 2 Inc.	North Dakota	Corp	Verizon Wireless
Northwest Dakota Cellular Inc.	North Dakota	Corp
Northwest New Mexico Cellular Inc.	New Mexico	Corp
Ocean Technology, Inc.	California	Corp
Pacific Telecom Cellular of Washington, Inc.	Washington	Corp
Pacific Telecom Cellular, Inc.	Wisconsin	Corp
Pascagoula Cellular Services, Inc.	Mississippi	Corp
Pinnacles Cellular, Inc.	Delaware	Corp	Verizon Wireless
Platte River Cellular, Inc.	Colorado	Corp	Verizon Wireless
Pueblo Cellular, Inc.	Colorado	Corp	Verizon Wireless
Radiofone, Inc.	Louisiana	Corp	Alltel, Verizon Wireless
RCC Atlantic, Inc.	Minnesota	Corp	Verizon Wireless
RCC Minnesota, Inc.	Minnesota	Corp
RCC Transport, Inc.	Minnesota	Corp
RCTC Wholesale Corporation	Virginia	Corp	Alltel, Veriizon Wireless
Rural Cellular Corporation	Minnesota	Corp	Verizon Wireless
Sanborn Cellular, Inc.	South Dakota	Corp	Verizon Wireless
Sangre DeCristo Cellular, Inc.	Colorado	Corp	Verizon Wireless
Smoky Hill Cellular, Inc.	Colorado	Corp	Verizon Wireless
Southern Illinois Cellular Corp.	Illinois	Corp
Southwestco Wireless, Inc.	Delaware	Corp	Verizon Wireless
Terre Haute Cellular, Inc.	Colorado	Corp
Teton Cellular, Inc.	Idaho	Corp	Verizon Wireless
Topeka Cellular Telephone Company, Inc.	Delaware	Corp	Verizon Wireless
UCN Subsidiary One Inc.	Delaware	Corp	Verizon Wireless
Universal Cellular, Inc.	Wisconsin	Corp
Verizon Wireless Canada Corp.	Nova Scotia	Corp
Verizon Wireless Messaging Services of Canada, Ltd	Canada	Corp
Verizon Wireless Telecom Inc.	Delaware	Corp	Verizon Wireless
VZW Corp.	Delaware	Corp	Verizon Wireless
Western Iowa Cellular, Inc.	Colorado	Corp	Verizon Wireless
Wisconsin RSA #7 General Partner, Inc.	Wisconsin	Corp
Wisconsin RSA No. 4 General Partner, Inc.	Wisconsin	Corp
WWC Holding Co., Inc.	Delaware	Corp	Alltel, Verizon Wireless
Anderson CellTelCo	District of Columbia	GP
CyberTel Cellular Telephone Company	Missouri	GP	Verizon Wireless
Gadsden CellTelCo Partnership	Alabama	GP	Verizon Wireless
Georgia R.S.A. #8 Partnership	Georgia	GP
Gila River Cellular General Partnership	Arizona	GP	Verizon Wireless
Illinois Valley Cellular RSA 2-II Partnership	Illinois	GP	Verizon Wireless
Indiana RSA 2 Partnership	Delaware	GP	Verizon Wireless
Kentucky RSA No. 1 Partnership	Delaware	GP
Las Cruces Cellular Telephone Company	New Mexico	GP
Muskegon Cellular Partnership	District of Columbia	GP	Verizon Wireless

Entity Name	Organization	Entity Type	Doing Business As
New Hampshire RSA 2 Partnership	New Hampshire	GP	Verizon Wireless
New Mexico RSA 6-I Partnership	New Mexico	GP	Verizon Wireless
New Par	Delaware	GP	Verizon Wireless
New York RSA 2 Cellular Partnership	New York	GP	Verizon Wireless
New York RSA No. 3 Cellular Partnership	New York	GP
Oklahoma RSA #4 South Partnership	Oklahoma	GP
Omaha Cellular Telephone Company	Nebraska	GP	Verizon Wireless
Pascagoula Cellular Partnership	District of Columbia	GP
Petersburg Cellular Partnership	Delaware	GP	Alltel, Verizon Wireless
Pittsfield Cellular Telephone Company	Massachusetts	GP	Verizon Wireless
Portland Cellular Partnership	Oregon	GP	Verizon Wireless
Southern Illinois RSA Partnership	Illinois	GP	Alltel
Springfield Cellular Telephone Company	Delaware	GP	Verizon Wireless
St. Joseph CellTelCo	Missouri	GP	Verizon Wireless
St. Lawrence Seaway RSA Cellular Partnership	New York	GP	Verizon Wireless
Tuscaloosa Cellular Partnership	Delaware	GP	Verizon Wireless
Upstate Cellular Network	New York	GP	Verizon Wireless
Utica Rome Cellular Partnership	New York	GP	Verizon Wireless
Verizon Wireless California	Delaware	GP
Verizon Wireless Tennessee Partnership	Delaware	GP	Verizon Wireless
VZW Alltel Operations Partnership	Delaware	GP
Wisconsin RSA #2 Partnership	Wisconsin	GP
Abraham Divestiture Company LLC	Delaware	LLC
Abraham Divestiture Parent LLC	Delaware	LLC
Adams Divestiture Parent LLC	Delaware	LLC
Adams Divestiture LLC	Delaware	LLC
Alltel Communications of Pine Bluff, LLC	Arkansas	LLC	Verizon Wireless
Alltel Communications of Virginia No. 1, LLC	Virginia	LLC	Verizon Wireless
Alltel Communications, LLC	Delaware	LLC	Verizon Wireless
Alltel Incentives LLC	Arkansas	LLC
Alltel Mobile of Louisiana, LLC	Louisiana	LLC	Verizon Wireless
Alltel New License Sub, LLC	Delaware	LLC
Alltel Newco LLC	Delaware	LLC	Verizon Wireless
Alltel Properties, LLC	Arkansas	LLC
Alltel Wireless Holdings, LLC	Delaware	LLC	Verizon Wireless
Alltel Wireless of Alexandria, LLC	Louisiana	LLC	Verizon Wireless
Alltel Wireless of Mississippi RSA #5, LLC	Louisiana	LLC
Alltel Wireless of North Louisiana, LLC	Louisiana	LLC	Verizon Wireless
Alltel Wireless of Shreveport, LLC	Louisiana	LLC
Alltel Wireless of Wisconsin Appleton-Oshkosh-Neenah MSA, LLC	Delaware	LLC
Alltel Wireless of Wisconsin RSA #1, LLC	Delaware	LLC
Alltel Wireless of Wisconsin RSA #10, LLC	Delaware	LLC
DC Kentucky Newco, LLC	Delaware	LLC
DC Other Newco, LLC	Delaware	LLC
First Wireless, LLC	Delaware	LLC
Great Western Cellular Holdings, L.L.C.	Delaware	LLC	Verizon Wireless
GTE Railfone LLC	Delaware	LLC
ID Holding, LLC	Delaware	LLC	Alltel, Verizon Wireless
JIL B.V.	The Netherlands	LLC

Entity Name	Organization	Entity Type	Doing Business As
JVL Ventures, LLC	Delaware	LLC
MBI Oversight LLC	Delaware	LLC
Midwest Wireless Communications L.L.C.	Delaware	LLC	Verizon Wireless
Midwest Wireless Holdings L.L.C.	Delaware	LLC
Midwest Wireless Iowa L.L.C.	Delaware	LLC	Alltel, Verizon Wireless
Midwest Wireless Wisconsin L.L.C.	Delaware	LLC	Alltel
nPhase, LLC	Delaware	LLC
RCC Atlantic Licenses, LLC	Minnesota	LLC	Unicel
RSA - 1 Holdings LLC	Wisconsin	LLC
Southern & Central Wireless, LLC	Delaware	LLC	Verizon Wireless
TLA Spectrum, LLC	Minnesota	LLC
UC/PTC of Wisconsin, LLC	Wisconsin	LLC
Verizon Wireless (VAW) LLC	Delaware	LLC	Verizon Wireless
Verizon Wireless Acquisition South LLC	Delaware	LLC	Verizon Wireless
Verizon Wireless Capital LLC	Delaware	LLC
Verizon Wireless Cellular Eastern Region, LLC	Delaware	LLC	Verizon Wireless
Verizon Wireless of Georgia LLC	Delaware	LLC
Verizon Wireless Services, LLC	Delaware	LLC	Verizon Wireless
Verizon Wireless South Area LLC	Delaware	LLC	Verizon Wireless
Verizon Wireless Texas, LLC	Delaware	LLC	Verizon Wireless
Virginia Cellular LLC	Virginia	LLC	Alltel, Verizon Wireless
Vista (Mirror 3) PCS License Holding, , LLC	Delaware	LLC
Vista (Mirror 3) PCS, LLC	Delaware	LLC
Vista License Holdings, LLC	Delaware	LLC
Vista PCS, LLC	Delaware	LLC
VZW 2006B BP LLC	New Mexico	LLC
WALLC License LLC	Delaware	LLC
Western Wireless LLC	Washington	LLC	Alltel
Wireless Alliance, LLC	Minnesota	LLC
WWC License LLC	Delaware	LLC	Alltel, Verizon Wireless
Zeppelin LLC	Delaware	LLC
Signal Mountain Wyoming Telecommunications Site Joint Venture LLP	Wyoming	LLP
Wisconsin RSA #6 Partnership, LLP	Wisconsin	LLP
ACI Procurement Company LP	Delaware	LP
Allentown SMSA Limited Partnership	Delaware	LP	Verizon Wireless
Alltel Cellular Associates of Arkansas Limited Partnership	Arkansas	LP	Verizon Wireless
Alltel Central Arkansas Cellular Limited Partnership	Arkansas	LP	Verizon Wireless
Alltel Communications of Arkansas RSA #12 Cellular Limited Partnership	Delaware	LP	Verizon Wireless
Alltel Communications of LaCrosse Limited Partnership	Wisconsin	LP
Alltel Communications of Michigan RSA #6 Cellular Limited Partnership	Delaware	LP	Verizon Wireless
Alltel Communications of North Arkansas Cellular Limited Partnership	Delaware	LP	Verizon Wirless
Alltel Communications of North Carolina Limited Partnership	North Carolina	LP	Verizon Wireless
Alltel Communications of North Louisiana Cellular Limited Partnership	Delaware	LP	Verizon Wireless
Alltel Communications of Saginaw MSA Limited Partnership	Delaware	LP	Verizon Wireless

Entity Name	Organization	Entity Type	Doing Business As
Alltel Communications of Southern Michigan Cellular Limited Partnership	Delaware	LP	Verizon Wireless
Alltel Communications of Southwest Arkansas Cellular Limited Partnership	Delaware	LP	Verizon Wireless
Alltel Communications of Texas Limited Partnership	Texas	LP	Verizon Wireless
Alltel Communications of the Southwest Limited Partnership	Nevada	LP	Verizon Wireless
Alltel Northern Arkansas RSA Limited Partnership	Arkansas	LP	Verizon Wireless
Alltel Ohio Limited Partnership	Delaware	LP	Verizon Wireless
Appleton-Oshkosh-Neenah MSA Limited Partnership	Wisconsin	LP
Arkansas RSA #2 (Searcy County) Cellular Limited Partnership	Arkansas	LP	Verizon Wireless
Badlands Cellular of North Dakota Limited Partnership	Colorado	LP	Verizon Wireless
Bell Atlantic Mobile of Rochester, L.P.	New York	LP	Verizon Wireless
Binghamton MSA Limited Partnership	New York	LP	Verizon Wireless
Bismarck MSA Limited Partnership	Delaware	LP	Verizon Wireless
California RSA No. 3 Limited Partnership	California	LP
California RSA No. 4 Limited Partnership	California	LP	Verizon Wireless
Cellular Mobile Systems of Michigan RSA No. 7 Limited Partnership	Delaware	LP
Central Dakota Cellular of North Dakota Limited Partnership	Colorado	LP	Verizon Wireless
Charleston-North Charleston MSA Limited Partnership	Delaware	LP	Verizon Wireless
Chicago SMSA Limited Partnership	Illinois	LP	Verizon Wireless
Colorado 7-Saguache Limited Partnership	Colorado	LP	Verizon Wireless
Colorado RSA No. 3 Limited Partnership	Delaware	LP	Verizon Wireless
Dallas MTA, L.P.	Delaware	LP	Verizon Wireless
Danville Cellular Telephone Company Limited Partnership	Virginia	LP	Verizon Wireless
Dubuque MSA Limited Partnership	Delaware	LP	Verizon Wireless
Duluth MSA Limited Partnership	Delaware	LP	Verizon Wireless
Eastern Sub-RSA Limited Partnership	Washington	LP
Eau Claire Cellular Telephone Limited Partnership	Wisconsin	LP
Fayetteville MSA Limited Partnership	Arkansas	LP	Verizon Wireless
Fresno MSA Limited Partnership	California	LP	Verizon Wireless
Gold Creek Cellular of Montana Limited Partnership	Colorado	LP	Verizon Wireless
GTE Mobilnet of California Limited Partnership	California	LP	Verizon Wireless
GTE Mobilnet of Fort Wayne Limited Partnership	Delaware	LP	Verizon Wireless
GTE Mobilnet of Indiana Limited Partnership	Indiana	LP	Verizon Wireless
GTE Mobilnet of Indiana RSA #3 Limited Partnership	Indiana	LP	Verizon Wireless
GTE Mobilnet of Indiana RSA #6 Limited Partnership	Indiana	LP	Verizon Wireless
GTE Mobilnet of Santa Barbara Limited Partnership	Delaware	LP	Verizon Wireless
GTE Mobilnet of South Texas Limited Partnership	Delaware	LP	Verizon Wireless
GTE Mobilnet of Terre Haute Limited Partnership	Delaware	LP	Verizon Wireless
GTE Mobilnet of Texas RSA #17 Limited Partnership	Delaware	LP	Verizon Wireless
Idaho 6-Clark RSA Limited Partnership	Idaho	LP	Verizon Wireless
Idaho RSA 3 Limited Partnership	Delaware	LP	Verizon Wireless
Idaho RSA No. 2 Limited Partnership	Delaware	LP	Verizon Wireless
Illinois RSA 1 Limited Partnership	Illinois	LP	Verizon Wireless
Illinois RSA 6 and 7 Limited Partnership	Illinois	LP	Verizon Wireless
Illinois SMSA Limited Partnership	Illinois	LP	Verizon Wireless
Indiana RSA #1 Limited Partnership	Indiana	LP	Verizon Wireless
Iowa 8-Monona Limited Partnership	Colorado	LP	Verizon Wireless

Entity Name	Organization	Entity Type	Doing Business As
Iowa RSA 5 Limited Partnership	Delaware	LP	Verizon Wireless
Iowa RSA No. 2 Limited Partnership	Iowa	LP	Verizon Wireless
Iowa RSA No. 4 Limited Partnership	Delaware	LP	Verizon Wireless
Los Angeles SMSA Limited Partnership	California	LP	Verizon Wireless
Michigan RSA #9 Limited Partnership	Michigan	LP	Verizon Wireless
Missouri RSA #15 Limited Partnership	Missouri	LP	Verizon Wireless
Missouri RSA 2 Limited Partnership	Missouri	LP
Missouri RSA 4 Limited Partnership	Delaware	LP
Modoc RSA Limited Partnership	California	LP
Mohave Cellular Limited Partnership	Delaware	LP
New Mexico RSA 3 Limited Partnership	Delaware	LP	Verizon Wireless
New Mexico RSA No. 5 Limited Partnership	Delaware	LP	Verizon Wireless
New York SMSA Limited Partnership	New York	LP	Verizon Wireless
North Central RSA 2 of North Dakota Limited Partnership	Colorado	LP	Verizon Wireless
North Dakota 5-Kidder Limited Partnership	Colorado	LP	Verizon Wireless
North Dakota RSA No. 3 Limited Partnership	Delaware	LP	Verizon Wireless
Northeast Pennsylvania SMSA Limited Partnership	Delaware	LP	Verizon Wireless
Northern New Mexico Limited Partnership	Colorado	LP	Verizon Wireless
Northwest Arkansas RSA Limited Partnership	Delaware	LP	Verizon Wireless
Northwest Dakota Cellular of North Dakota Limited Partnership	Colorado	LP	Verizon Wireless
Northwest Missouri Cellular Limited Partnership	Delaware	LP
Northwest New Mexico Cellular of New Mexico Limited Partnership	Colorado	LP	Verizon Wireless
NYNEX Mobile Limited Partnership 1	Delaware	LP	Verizon Wireless
NYNEX Mobile Limited Partnership 2	Delaware	LP	Verizon Wireless
NYNEX Mobile of New York, L.P.	Delaware	LP	Verizon Wireless
Ohio RSA #3 Limited Partnership	Ohio	LP
Ohio RSA 2 Limited Partnership	Delaware	LP	Verizon Wireless
Ohio RSA 5 Limited Partnership	Delaware	LP
Ohio RSA 6 Limited Partnership	Delaware	LP
Orange County-Poughkeepsie Limited Partnership	New York	LP	Verizon Wireless
Pennsylvania 3 Sector 2 Limited Partnership	Delaware	LP	Verizon Wireless
Pennsylvania 4 Sector 2 Limited Partnership	Delaware	LP	Verizon Wireless
Pennsylvania RSA 1 Limited Partnership	Delaware	LP	Verizon Wireless
Pennsylvania RSA No. 6 (I) Limited Partnership	Delaware	LP	Verizon Wireless
Pennsylvania RSA No. 6 (II) Limited Partnership	Delaware	LP	Verizon Wireless
Pittsburgh SMSA Limited Partnership	Delaware	LP	Verizon Wireless
Red River Cellular of North Dakota Limited Partnership	Colorado	LP	Verizon Wireless
Redding MSA Limited Partnership	California	LP	Verizon Wireless
Riverbend Cellular of Iowa Limited Partnership	Colorado	LP	Verizon Wireless
Rockford MSA Limited Partnership	Illinois	LP	Verizon Wireless
RSA #1 Limited Partnership	Iowa	LP	Verizon Wireless
RSA 7 Limited Partnership	Iowa	LP	Verizon Wireless
Sacramento-Valley Limited Partnership	California	LP	Verizon Wireless
San Antonio MTA, L.P.	Delaware	LP	Verizon Wireless
San Isabel Cellular of Colorado Limited Partnership	Colorado	LP	Verizon Wireless
Sand Dunes Cellular of Colorado Limited Partnership	Colorado	LP	Verizon Wireless
Seattle SMSA Limited Partnership	Delaware	LP	Verizon Wireless
Sioux City MSA Limited Partnership	Iowa	LP	Verizon Wireless
Smoky Hill Cellular of Colorado Limited Partnership	Colorado	LP	Verizon Wireless
Southern Indiana RSA Limited Partnership	Indiana	LP	Verizon Wireless
Southwestco Wireless, L.P.	Delaware	LP	Verizon Wireless

Entity Name	Organization	Entity Type	Doing Business As
Syracuse SMSA Limited Partnership	New York	LP	Verizon Wireless
Teton Cellular of Idaho Limited Partnership	Colorado	LP	Verizon Wireless
Texas RSA #11B Limited Partnership	Delaware	LP	Alltel, Verizon Wireless
Texas RSA 7B2 Limited Partnership	Delaware	LP	Verizon Wireless
Tucson 21 Cellular Limited Partnership	Delaware	LP	Alltel
Tyler/Longview/Marshall MSA Limited Partnership	Delaware	LP	Alltel, Verizon Wireless
Verizon Wireless Network Procurement LP	Delaware	LP	Verizon Wireless
Verizon Wireless of the East LP	Delaware	LP	Verizon Wireless
Verizon Wireless Personal Communications LP	Delaware	LP	Verizon Wireless
Vermont RSA Limited Partnership	Delaware	LP	Verizon Wireless
Virginia RSA 5 Limited Partnership	Virginia	LP	Verizon Wireless
Virginia 10 RSA Limited Partnership	Virginia	LP	Verizon Wireless
Virginia RSA 2 Limited Partnership	Delaware	LP	Verizon Wireless
Virginia RSA 5 Retail Limited Partnership	Virginia	LP	Verizon Wireless
Wasatch Utah RSA No. 2 Limited Partnership	Delaware	LP	Verizon Wireless
Washington RSA No. 8 Limited Partnership	Washington	LP
Waterloo MSA Limited Partnership	Delaware	LP	Verizon Wireless
Wescel Cellular of New Mexico Limited Partnership	Colorado	LP	Verizon Wireless
West Iowa Cellular of Iowa Limited Partnership	Colorado	LP	Verizon Wireless
Wisconsin RSA #1 Limited Partnership	Wisconsin	LP
Wisconsin RSA #10 Limited Partnership	Wisconsin	LP
Wisconsin RSA #4 Limited Partnership	Wisconsin	LP
Wisconsin RSA #7 Limited Partnership	Wisconsin	LP
Wisconsin RSA No. 8 Limited Partnership	Delaware	LP
WWC Texas RSA Limited Partnership	Delaware	LP	Verizon Wireless
Wyoming 1-Park Limited Partnership	Colorado	LP	Verizon Wireless
Yellowstone Cellular of Wyoming Limited Partnership	Colorado	LP	Verizon Wireless
VZW JIL Cooperatief U.A	The Netherlands	Cooperative